Ivy Funds

Supplement dated June 7, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund

Statement of Additional Information

dated January 8, 2018

as supplemented February 26, 2018 and April 12, 2018

Effective immediately, Elizabeth Yakes will no longer serve as a co-portfolio manager of Ivy Wilshire Global Allocation Fund. Accordingly, all references and information related to Ms. Yakes are deleted in their entirety.

Supplement	Statement of Additional Information	1